Exhibit 10.6.2

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT
AND INCREMENTAL FACILITY AMENDMENT

AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of May 29, 2013 (this “Amendment”), is entered into by and among SF CC Intermediate Holdings, Inc., a Delaware corporation (“Parent”), Smart & Final Stores LLC, a California limited liability company (the “Borrower”), the other Loan Parties listed on the signature pages hereto, Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent for the lenders under the Credit Agreement (defined below), joint lead arranger and joint book-runner (the “Administrative Agent”), Deutsche Bank Securities Inc., as co-documentation agent, syndication agent, joint lead arranger and joint book-runner, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arranger and joint book-runner, Credit Suisse Securities (USA) LLC, as joint lead arranger and joint book-runner, Credit Suisse AG, as co-documentation agent and each of the undersigned banks and other financial institutions party hereto as lenders with a 2013 Additional Term Commitment (in such capacity, the “2013 Incremental Term Lenders”) and the other Required Lenders party hereto.

PRELIMINARY STATEMENTS:

WHEREAS, Parent, the Borrower, the Administrative Agent and the Lenders entered into that certain First Lien Term Loan Credit Agreement, dated as of November 15, 2012 (the “Credit Agreement”; capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement); and

WHEREAS, the Borrower, Parent, the other Loan Parties party hereto, the Lenders and the Administrative Agent have agreed to amend the Credit Agreement as hereinafter set forth;

WHEREAS, the Borrower has requested that the 2013 Incremental Term Lenders collectively provide an Incremental Facility hereunder, and make Incremental Term Loans pursuant thereto, in an aggregate principal amount equal to $55,000,000 (the “2013 Additional Facility”; the term loans under the 2013 Additional Facility being the “2013 Incremental Term Loans”) on the First Amendment Effective Date, the proceeds of which will be used to repay a portion of the Second Lien Term Loan Facility and payment of fees and expenses related to this Amendment and the transactions contemplated thereby, and each 2013 Incremental Term Lender is prepared to make a portion of such 2013 Additional Facility, and to provide a portion of the 2013 Incremental Term Loans pursuant thereto, in the respective amount set forth for such 2013 Incremental Term Lender on Schedule 1 hereto, in each case subject to the other terms and conditions set forth herein;

WHEREAS, the Loan Parties party hereto, the 2013 Incremental Term Lenders and the Administrative Agent are entering into this Amendment in order to evidence such 2013 Additional Facility and such 2013 Incremental Term Loans, which are to be made in accordance with Section 2.19 of the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1.                            Amendments to Credit Agreement.  The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4, hereby amended as follows:(a)                                                Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions thereto in proper alphabetical order:

“First Amendment” means that certain Amendment No. 1 to Credit Agreement and Incremental Facility Amendment, dated as of May 29, 2013, among Parent, the Borrower, the other Loan Parties party thereto, the Administrative Agent and the 2013 Incremental Term Lenders party thereto.

“First Amendment Effective Date” means the date on which all of the conditions contained in Section 4 of the First Amendment have been satisfied or waived by the Administrative Agent.

(b)                                 The definition of “Adjusted LIBO Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting “1.25%” appearing in clause (b) thereof and substituting in lieu therefor “1.00%”.

(c)                                  The definition of “Applicable Margin” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting “4.50%” and “3.50%” each appearing in clause (a) thereof and substituting in lieu therefor “3.50%” and “2.50%” respectively.

(d)                                 The definition of “Commitment” appearing in Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof “On the First Amendment Effective Date, the aggregate amount of Commitments is $55,000,000”.

(e)                                  The definition of “LIBOR Quoted Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting “1.25%” appearing in clause (b) thereof and substituting in lieu therefor “1.00%”.

(f)                                   Section 2.08(b) of the Credit Agreement is hereby amended by deleting each reference to “the first anniversary of the Closing Date” appearing therein and substituting in lieu therefor “the date that occurs six months following the First Amendment Effective Date”.

(g)                                  Section 6.09(b)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Make, or agree or offer in writing to pay or make, directly or indirectly, any payment or other distribution in cash in respect of (A) any Indebtedness permitted to be incurred hereunder that is subordinated in right of payment of the Obligations or secured by Liens that are in all respects subordinated to the Liens securing the Obligations, (B) any Second Lien Obligations or (C) any Permitted Refinancing Indebtedness in respect of any of the foregoing (“Junior Financing”) or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination in respect of any Junior Financing or such Indebtedness except for (1) the incurrence of Permitted Refinancing Indebtedness in respect thereof, (2) payments of regularly scheduled principal and interest, mandatory offers to repay, mandatory prepayments of principal, premium and interest and payments of fees, expenses and indemnification obligations with respect to such Junior Financing, (3) payments or distributions in respect of all or any portion of such Junior Financing with the proceeds contributed directly or indirectly to the Borrower or Borrower Holdco by any Parent Entity from the issuance, sale or exchange by any Parent Entity of Equity Interests made within 18 months prior thereto, (4) the conversion of any such Junior Financing to Equity Interests of any Parent Entity, (5) so long as no Event of Default has occurred and is continuing, any payment that is intended to prevent such Junior Financing or any Term Facility from being treated as an “applicable high yield discount obligation” within the meaning of Section 163(i)(1) of the Code, (6) so long as no Event of Default has occurred and is continuing or would result therefrom, payments or distributions in respect of Junior Financings made with the portion, if any, of the Cumulative Credit that the Borrower elects to apply to this Section 6.09(b)(i) and (7) so long as no Event of Default has occurred and is continuing or would result therefrom, payments in respect of any Second Lien Obligations made with the proceeds of the 2013 Incremental Term Loans; or”

SECTION 2.                            Incremental Term Loans

(a)                                 Pursuant to Section 2.19 of the Credit Agreement, and subject to the satisfaction of the conditions set forth in Section 4 hereof, on and as of the First Amendment Effective Date:

(i)                                     Each 2013 Incremental Term Lender that is also already a Lender under the Credit Agreement (an “Increasing Term Loan Lender”) hereby agrees that upon, and subject to, the occurrence of the First Amendment Effective Date, such 2013 Incremental Term Lender’s Commitment shall be increased, as contemplated by Section 2.19 of the Credit Agreement, by the amount set forth opposite such 2013 Incremental Term Lender’s name under the heading “2013 Additional Term Commitment” on Schedule 1 to this Amendment.  From and after the First Amendment Effective Date, each reference in the Credit Agreement to any Increasing Term Loan Lender’s Commitment shall mean its Commitment, as increased pursuant to this Amendment, and as set forth opposite its name on Schedule 1 to this Amendment under the heading “Total Commitment” on Schedule 1 to this Amendment.

(ii)                                  Each 2013 Incremental Term Lender that is not, prior to the effectiveness of this Amendment, a Lender under the Credit Agreement (each, a “2013 Additional Term Loan Lender”), hereby agrees that upon, and subject to, the occurrence of the First Amendment Effective Date, such 2013 Incremental Term Lender shall be deemed to be, and shall become, a “Lender” and an “Additional Lender” for all purposes of, and subject to all the obligations of a “Lender” and an “Additional Lender” under, the Credit Agreement and the other Loan Documents, and shall have a Commitment that is equal to the amount set forth opposite such 2013 Incremental Term Lender’s name under the heading “2013 Additional Term Commitment” on Schedule 1 to this Amendment.  Each

Loan Party and the Administrative Agent hereby agree that from and after the First Amendment Effective Date, each 2013 Additional Term Loan Lender shall be deemed to be, and shall become, a “Lender” for all purposes of, and with all the rights and remedies of a “Lender” under, the Credit Agreement and the other Loan Documents.  From and after the First Amendment Effective Date, each reference in the Credit Agreement to any 2013 Additional Term Loan Lender’s Commitment shall mean its Commitment made pursuant to this Amendment, and as set forth opposite its name on Schedule 1 to this Amendment under the heading “Total Commitment” on Schedule 1 to this Amendment.

(iii)                               All terms and conditions with respect to the 2013 Incremental Term Loans shall be the same as the terms and conditions applicable to the existing Term Loans under the Credit Agreement.

(iv)                              Each 2013 Additional Term Loan Lender and each Increasing Term Loan Lender hereby agrees to make Incremental Term Loans to the Borrower on the First Amendment Effective Date in a principal amount not to exceed its respective Commitment (as determined after giving effect to this Amendment).

(b)                                 With respect to any 2013 Incremental Term Loans made on the First Amendment Effective Date, the “Applicable Margin” shall be the same as for the existing Term Loans under the Credit Agreement (after giving effect to this Amendment).

(c)                                  With respect to any 2013 Incremental Term Loans existing on the First Amendment Effective Date, the “Maturity Date” shall be the same as for the existing Term Loans under the Credit Agreement.

(d)                                 Pursuant to Section 2.07(b) of the Credit Agreement, the Borrower shall repay to the Administrative Agent for the ratable account of the 2013 Incremental Term Lenders on the last Business Day of each March, June, September and December, commencing with the last Business Day of June 2013, an aggregate principal amount equal to 0.25% of the aggregate principal amount of the 2013 Incremental Term Loans outstanding on the First Amendment Effective Date (each such date being referred to as a “2013 Incremental Term Loan Installment Date”).

(e)                                  For the purposes of the Credit Agreement, the First Amendment Effective Date will be considered the “Incremental Facility Closing Date” and this Amendment shall be considered an “Incremental Facility Amendment”.

SECTION 3.                            Reference to and Effect on the Loan Documents. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and the other Loan Documents, and on and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)                                 The Credit Agreement, as specifically amended by this Amendment, and the other Loan Documents are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed.

(c)                                  Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document, nor shall it constitute a waiver of any provision of the Credit Agreement or any Loan Document.

(d)                                 Each of the Guarantors (as defined in the Collateral Agreement) hereby consents to the amendments to the Credit Agreement effected hereby, and hereby confirms, acknowledges and agrees that, (a) notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor contained in any of the Loan Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the Effective Date (as defined below), each reference in the Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment, (b) the pledge and security interest in the Collateral granted by it pursuant to the Security Documents to which it is a party shall continue in full force and effect and (c) such pledge and security interest in the Collateral granted by it pursuant to such Security Documents shall continue to secure the Obligations purported to be secured thereby, as amended or otherwise affected hereby.

SECTION 4.                            Conditions of Effectiveness.  This Amendment shall become effective as of the date (the “Effective Date”) on which the following conditions shall have been satisfied (or waived):

(a)                                 the Administrative Agent shall have received counterparts of this Amendment executed by Parent, the Borrower, the other Loan Parties party hereto and the Lenders, any Increasing Lenders and 2013 Incremental Term Lenders on, or prior to, 12:00 p.m., New York City time on May 22, 2013 (the “Consent Deadline”);

(b)                                 after giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties set forth in Article III of the Credit Agreement (as amended by this Amendment) shall be true and correct in all material respects as of the Effective Date (provided that, in each case such materiality qualifier shall not be applied to any representations or warranties that pursuant to their terms are already qualified by materiality or Material Adverse Effect), with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

(c)                                  immediately prior to and after giving effect to the transactions contemplated herein (including the borrowing of the 2013 Incremental Term Loans), the Senior Secured First Lien Net Leverage Ratio, determined on a Pro Forma Basis, is equal to or less than the Closing Date Senior Secured First Lien Net Leverage Ratio;

(d)                                 immediately prior to and after giving effect to the transactions contemplated herein, no Default or Event of Default shall have occurred and be continuing;

(e)                                  the Administrative Agent shall have received a Borrowing Request in respect of the 2013 Incremental Term Loans to be made pursuant hereto, completed and delivered prior to 9:00 am, New York City time one business day prior to the First Amendment Effective Date;

(f)                                   the Administrative Agent shall have received (i) a certified copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the board of directors, other managers or general partner of each Loan Party (or a duly authorized committee thereof) authorizing the execution, delivery and performance of this Amendment and the performance of the Credit Agreement and the other Loan Documents, in each case as modified by this Amendment, certified as of the First Amendment Effective Date by a Responsible Officer of such Loan Party as being in full force and effect without modification or amendment, and (ii) good standing certificates for such Loan Party for each jurisdiction in which such Loan Party is organized;

(g)                                  the Administrative Agent shall have received such incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer of such Loan Party authorized to act as an Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party;

(h)                                 the Administrative Agent shall have received a solvency certificate executed by a Financial Officer of the Borrower as to the solvency of the Loan Parties as of the First Amendment Effective Date (including the borrowing of the 2013 Incremental Term Loans);

(i)                                     the Administrative Agent shall have received the legal opinion of Proskauer Rose LLP in form and substance reasonably satisfactory to the Administrative Agent;

(j)                                    the Administrative Agent shall have received a certificate, dated as of the First Amendment Effective Date, signed by an Responsible Officer of the Borrower certifying as to compliance with the conditions precedent set forth in clauses (b), (c) and (d) of this Section 4;

(k)                                 the Borrower shall have paid to the Administrative Agent for the ratable account of the Lenders (prior to giving effect to this Amendment) an amount equal to the prepayment premium required to be paid by the Borrower pursuant to Section 2.08(b) of the Credit Agreement (prior to giving effect to this Amendment); and

(l)                                     the Borrower shall have paid all reasonable, documented and invoiced out-of-pocket expenses of the Lead Arranger (including the reasonable fees, disbursements and other charges of Shearman & Sterling LLP, counsel to the Lead Arrangers) incurred in connection with the preparation and negotiation of this Amendment.

SECTION 5.                            Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent that:

(a)                                 on and as of the date hereof (i) it has all requisite limited liability company power and authority to enter into and perform its obligations under this Amendment and the Credit Agreement as amended hereby, and (ii) this Amendment has been duly authorized, executed and delivered by it; and

(b)                                 this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

SECTION 6.                            Increasing Lenders.  If any Lender declines or fails to consent to this Amendment by returning an executed counterpart of this Amendment to the Administrative Agent prior to the Consent Deadline, then pursuant to and in compliance with the terms of Section 2.17(c) of the Credit Agreement, such Lender may be replaced and its commitments and/or obligations purchased and assumed by either a new lender (a “New Lender”) or an existing Lender that is willing to increase its Term Loans as set forth on such Lender’s signature page hereto (an “Existing Lender” and, together with any New Lender, the “Increasing Lenders”) upon execution of this Amendment (which will also be deemed to be the execution of an Assignment and Acceptance Agreement substantially in the form of Exhibit A hereto).

SECTION 7.                            [Reserved].

SECTION 8.                            Execution in Counterparts.  This Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic .pdf shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9.                            GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 10.                     WAIVER OF RIGHT OF TRIAL BY JURY.  EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT, OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE CREDIT AGREEMENT AS AMENDED HEREBY, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 10 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to Credit Agreement to be executed by their respective authorized officers as of the date first above written.

SMART & FINAL STORES LLC,
as a Borrower

By:	/s/ Richard N. Phegley
Name: Richard N. Phegley
Title: Chief Financial Officer

SF CC INTERMEDIATE HOLDINGS, INC., as a Guarantor

By:	/s/ Richard N. Phegley
Name: Richard N. Phegley
Title: Chief Financial Officer

SMART & FINAL LLC, as a Guarantor

By:	/s/ Richard N. Phegley
Name: Richard N. Phegley
Title: Chief Financial Officer

AMERIFOODS TRADING COMPANY LLC, as a Guarantor

By:	/s/ Richard N. Phegley
Name: Richard N. Phegley
Title: Chief Financial Officer

PORT STOCKTON FOOD DISTRIBUTORS LLC, as a Guarantor

By:	/s/ Richard N. Phegley
Name: Richard N. Phegley
Title: Chief Financial Officer

Signature Page to

Amendment No. 1 to Credit Agreement

CASH & CARRY STORES LLC, as a Guarantor

By:	/s/ Richard N. Phegley
Name: Richard N. Phegley
Title: Chief Financial Officer

SMART & FINAL LOGISTICS LLC, as a Guarantor

By:	/s/ Richard N. Phegley
Name: Richard N. Phegley
Title: Chief Financial Officer

COMMERCE DISTRIBUTION COMPANY LLC, as a Guarantor

By:	/s/ Richard N. Phegley
Name: Richard N. Phegley
Title: Chief Financial Officer

SMART & FINAL PROPERTIES I LLC, as a Guarantor

By:	/s/ Richard N. Phegley
Name: Richard N. Phegley
Title: Vice President

Signature Page to

Amendment No. 1 to Credit Agreement

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent, Joint Lead Arranger and Joint Book-runner

By:	/s/ Stephen B. King
Name: Stephen B. King
Title: Vice President

Signature Page to

Amendment No. 1 to Credit Agreement

DEUTSCHE BANK SECURITIES INC., as Co-Documentation Agent, Syndication Agent, Joint Lead Arranger and Joint Book-runner

By:	/s/ Scott Sartorius
Name: Scott Sartorius
Title: Managing Director

By:	/s/ Christopher Blum
Name: Christopher Blum
Title: Managing Director

Signature Page to

Amendment No. 1 to Credit Agreement

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Joint Lead Arranger and Joint Book-runner

By:	/s/ Heather Lamberton
Name: Heather Lamberton
Title: Managing Director

Signature Page to

Amendment No. 1 to Credit Agreement

CREDIT SUISSE SECURITIES (USA) LLC, as Joint Lead Arranger and Joint Book-runner

By:	/s/ Joseph Kieffer
Name: Joseph Kieffer
Title: Authorized Signatory

Signature Page to

Amendment No. 1 to Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
as Co-Documentation Agent

By:	/s/ Kevin Buddhdew
Name: Kevin Buddhdew
Title: Authorized Signatory

By:	/s/ Tyler R. Smith
Name: Tyler R. Smith
Title: Authorized Signatory

Signature Page to

Amendment No. 1 to Credit Agreement

FIRST AMENDMENT TO THE SF CC INTERMEDIATE HOLDINGS, INC. CREDIT AGREEMENT DATED AS OF NOVEMBER 15, 2012

THE UNDERSIGNED LENDER:

☐  Consents to Amendment

☐  Declines Amendment and wishes to exit the Credit Agreement

,
(Name of Institution)

By:
Name:
Title:

[If a second signature is necessary:

By:
Name:
Title:]

Existing Initial Term Loan amount(1): $

(1) For informational purposes only. In the event of immaterial discrepancies the Administrative Agent’s Register will prevail.

EXHIBIT A

EXHIBIT A

[FORM OF]

ASSIGNMENT AND ACCEPTANCE

This Assignment and Acceptance (this “Assignment and Acceptance”) is dated as of the Effective Date set forth below and is entered into by and between [the][each](1) Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each](2) Assignee identified in item 2 below ([the][each, an] “Assignee”).  [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees](3) hereunder are several and not joint.](4)  Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Acceptance as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and the other Loan Documents to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below and (ii) to the extent permitted to be assigned under applicable Law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other Loan Documents or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”).  Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Acceptance, without representation or warranty by [the][any] Assignor.

1.                                      Assignor[s]:

(1)  For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language.  If the assignment is from multiple Assignors, choose the second bracketed language.

(2)  For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language.  If the assignment is to multiple Assignees, choose the second bracketed language.

(3)  Select as appropriate.

(4)  Include bracketed language if there are either multiple Assignors or multiple Assignees.

2

2.                                      Assignee[s]:

3.                                      Borrower:                                        Smart & Final Stores LLC, a California limited liability company,

4.                                      Administrative Agent: Morgan Stanley Senior Funding, Inc., as the administrative agent under the Credit Agreement.

5.                                      Credit Agreement:   First Lien Term Loan Credit Agreement, dated as of November 15, 2012 (as amended, restated, supplemented or otherwise modified and in effect from time to time), among the Borrower, SF CC Intermediate Holdings, Inc., a Delaware corporation, the Lenders party thereto from time to time, and Morgan Stanley Senior Funding, Inc., as Administrative Agent and Collateral Agent.

6.                                      Assigned Interest[s]:

Assignor[s](5)	Assignee[s] (6)	Facility Assigned (7)	Amount of Assignor’s Commitment /Loans(8)	Amount of Commitment/ Loans Assigned(9)	Percentage of Assignor’s Commitment/ Loans Assigned(10)		Resulting Commitment/ Loans Amount for Assignor	Resulting Commitment/ Loans Amount for Assignee
			$	$		%	$	$
			$	$		%	$	$
			$	$		%	$	$

[7.                                  Trade Date:                                                                    ](11)

Effective Date:                                      , 20              [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Acceptance are hereby agreed to:

(5)  List each Assignor, as appropriate.

(6)  List each Assignee, as appropriate.

(7)  Fill in appropriate terminology for each applicable type of facility under the Credit Agreement that is being assigned under this Assignment, i.e., “Extended Term Loans”, “Incremental Term Loans” or “Other Term Loans.”

(8)  Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

(9)  Subject to minimum amount requirements pursuant to Section 9.04(b) of the Credit Agreement.

(10)  Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

(11)  To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

ASSIGNOR
[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE
[NAME OF ASSIGNEE]

By:
Name:
Title:

ANNEX 1 TO ASSIGNMENT AND ACCEPTANCE

Reference is made to the First Lien Term Loan Credit Agreement dated as of November 15, 2012 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), among SF CC Intermediate Holdings, Inc., a Delaware corporation, and Smart & Final Stores LLC, a California limited liability company, as the borrower, the Lenders party thereto from time to time, and Morgan Stanley Senior Funding, Inc., as Administrative Agent, Collateral Agent.

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ACCEPTANCE

1.                          Representations and Warranties.

1.1.                Assignor.  [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][[the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Loan Parties or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Loan Parties or any other Person of any of their respective obligations under any Loan Document.

1.2.                Assignee.  [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an Eligible Assignee under the Credit Agreement (subject to such consents, if any, as may be required under Section 9.04(b) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.04 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent, Collateral Agent, or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, the Collateral Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.                          Payments.  From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued up to but excluding the

Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.

3.                          General Provisions.  This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.  This Assignment and Acceptance shall be construed in accordance with and governed by the laws of the State of New York.

4.                          Fees.  This Assignment and Acceptance shall be delivered to the Administrative Agent with a processing and recordation fee of $3,500.00.

5.                          Administrative Questionnaire.       If the Assignee is not a Lender, annexed hereto as Exhibit A is a completed administrative questionnaire, in form and substance satisfactory to the Administrative Agent, providing such information (including, without limitation, credit contact information and wiring instructions) of the Assignee as the Administrative Agent may reasonably require.